UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 19, 2026

Elventix Technology Corporation

(Exact name of registrant as specified in its charter)

Wyoming	333-289122	37-2173013
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

Avinguda de Blondel, 21,

25002 Lleida, Spain

Email: main@elventix.com

Tel.: + 1(256)570-1612

(Address of principal executive offices, zip code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 19, 2026, Fernando Martins Jose Maria was appointed to serve as a member of the Board of Directors of Elventix Technology Corporation (the “Company”), effective immediately. Fernando Martins Jose Maria will serve until the next annual meeting of stockholders or until his successor is duly elected and qualified, or until his earlier death, resignation or removal.

From April 2024 to March 2026, Fernando Martins Jose Maria served as Lead Software Architect at Softplan in Florianópolis, Brazil, a technology company specializing in the development of software solutions, where Mr. Martins Jose Maria directed end-to-end full-stack software architecture, cloud database integration, and high-throughput API development. From October 2019 to present, Mr. Martins Jose Maria has operated as an independent software developer and technical consultant, conceptualizing, building, and launching multiple custom iOS applications. Fernando Martins Jose Maria received a Bachelor’s degree in Computer Science from University of Sao Paulo in December 2021.

There are no arrangements or understandings between Mr. Martins Jose Maria and any other person pursuant to which Mr. Martins Jose Maria was selected to serve as a director of the Company.

There are no family relationships between Mr. Martins Jose Maria and any other director or executive officer of the Company.

The Company is not aware of any transaction in which Mr. Martins Jose Maria has a direct or indirect material interest that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K, except as otherwise disclosed in this Registration Statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 19, 2026

ELVENTIX TECHNOLOGY CORPORATION

By:	/s/	Tallis Mateus Da Silva
	Name:	Tallis Mateus Da Silva
	Title:	President, Director, Treasurer and Secretary
(Principal Executive, Financial and Accounting Officer)

By:	/s/	Jose Alejandro Bejarano Velasquez
	Name:	Jose Alejandro Bejarano Velasquez
	Title:	Director